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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 11, 2001

                               BOC FINANCIAL CORP.
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             (Exact name of Registrant as specified in its charter)

      North Carolina                000-24245                  56-6511744
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(State or other jurisdiction   (Commission File No.)        (IRS Employer
 of incorporation)                                       Identification number)

             107 South Central Avenue, Landis, North Carolina 28088
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 857-7277

                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5 Other Events.
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On December 11,2001, the shareholders of the Registrant approved the Agreement and Plan of Reorganization and Merger by and between the Registrant, its wholly-owned subsidiary, Bank of the Carolinas, and Bank of Davie, Mocksville, North Carolina dated July 20, 2001. The Registrant and Bank of Davie have received all required federal and state regulatory approvals and anticipate that the merger will take effect at the close of business on December 31, 2001. On December 11, 2001 shareholders of Bank of Davie similarly approved the merger.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOC FINANCIAL CORP.


                                    By: /s/ Stephen R. Talbert
                                        ----------------------
                                        Stephen R. Talbert, Chief Executive
                                        Officer
Dated: December 20, 2001

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                        DESCRIPTION OF EXHIBIT
--------------                                        ----------------------

     99.1                                                Letter to Shareholders

                                       4